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                                  Exhibit 10.1

                            TECUMSEH PRODUCTS COMPANY
                      LONG-TERM INCENTIVE EQUITY AWARD PLAN

                                 AWARD AGREEMENT
                                    (OPTION)

     Agreement made effective ____________, 20__ (the "Grant Date") between Tecumseh Products Company, a Michigan corporation (the "Company"), and ________________________ (the "Employee").

     This Agreement confirms the grant of an Option pursuant to and subject to all the terms and conditions of the Tecumseh Products Company Long-Term Incentive Equity Award Plan, as amended and restated on August 7, 2007 and as it may be further amended or restated in the future in accordance with its terms (the "Plan"). In this Agreement capitalized terms that are used without separate definition have the meanings given to them in the Plan.

     The Option granted and its terms are as follows:

          Shares subject to Option: _________ shares of Class A Common Stock

          Exercise price per share: $_______

          Option becomes exercisable as to:

               _____ shares [one-third of total] on __________, 20__ [first anniversary of Grant Date];

               an additional _____ shares [one-third of total] on __________, 20__ [second anniversary of Grant Date]; and

               the final _____ shares [one-third of total] on __________, 20__ [third anniversary of Grant Date]

          Option expires: __________, 20__ [seventh anniversary of Grant Date]

     No portion of the Option that is unexercisable at Termination of Employment will become exercisable, except as may be otherwise provided by the express terms of an Employment Contract.

     The Employee's signature below indicates the Employee's acknowledgement that the Employee has received and read a copy of the Plan. The terms and provisions of the Plan. In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

TECUMSEH PRODUCTS COMPANY               EMPLOYEE:


By:
    ---------------------------------   ----------------------------------------
[Name]                                  [Name]
[Title]